 UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549
__________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):

April 25, 2008

__________

MEDIS TECHNOLOGIES LTD.
(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

DELAWARE
(STATE OR OTHER JURISDICTION OF INCORPORATION)

0-30391 (COMMISSION FILE NUMBER)	13-3669062 (I.R.S. EMPLOYER IDENTIFICATION NO.)

805 Third Avenue
New York, New York 10022
 (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

(212) 935-8484
(REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02  Departure of Certain Directors; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Cancellation of Options

Pursuant to a Termination Agreement, dated April 25, 2008, with each of Robert K. Lifton, the Company’s Chairman and Chief Executive Officer, and Howard Weingrow, the Company’s Deputy Chairman and Chief Operating Officer, Medis Technologies Ltd. (the “Company”) cancelled options to purchase an aggregate of 175,000 shares of common stock held by Mr. Lifton and options to purchase an aggregate of 171,000 shares of common stock held by Mr. Weingrow (collectively, the “Cancelled Options”). Neither Mr. Lifton nor Mr. Weingrow received any consideration or value from the Company in exchange for the cancellation of the Cancelled Options. The Cancelled Options were all originally granted under the Company’s 1999 Stock Option Plan, as amended (the “1999 Plan”). The shares of common stock originally reserved for issuance upon exercise of the Cancelled Options were returned to the pool of authorized but unissued shares, thereby making those shares available to the Company for other purposes, including to raise funds for working capital.

The termination agreement for each of Mr. Lifton and Mr. Weingrow is filed as Exhibit 10.1 and 10.2, respectively, to this report, and the description of the material terms of each termination agreement is qualified in its entirety by reference to such exhibits.

Exchange of Options for Restricted Stock

Pursuant to an Exchange Agreement, dated April 25, 2008, with each of  Jacob S. Weiss, the Company’s President, and Israel Fisher, the Company’s Senior Vice President-Finance and Chief Financial Officer, the Company cancelled options to purchase an aggregate of 230,000 shares of common stock held by Mr. Weiss and options to purchase 95,000 shares of common stock held by Mr. Fisher (the “Exchanged Options”). In exchange for the cancellation of the Exchanged Options, Messrs. Weiss and Fisher each received one share of restricted stock under the Company’s 2007 Equity Incentive Plan for every 2.5 Exchanged Options cancelled. Mr. Weiss was granted an aggregate of 92,000 restricted shares and Mr. Fisher was granted an aggregate of 38,000 restricted shares (collectively, the “Restricted Shares”). The Exchanged Options were all originally granted under the 1999 Plan. The shares of common stock originally reserved for issuance upon exercise of the Exchanged Options were returned to the pool of authorized but unissued shares, thereby making those shares available to the Company for other purposes, including to raise funds for working capital.

The exchange agreement for each of Mr. Weiss and Mr. Fisher is filed as Exhibit 10.3 and 10.4, respectively, to this report, and the description of the material terms of each exchange agreement, including the terms of the Restricted Shares, is qualified in its entirety by reference to such exhibits.

Item 9.01 Financial Statements and Exhibits.

(a)  Financial Statements of Businesses Acquired - None
(b)  Pro Forma Financial Information - None
(c)  Shell Company Transactions - None
(d) Exhibits

Exhibit No.	Description

10.1	Termination Agreement, dated April 25, 2008, between Medis Technologies Ltd. and Robert K. Lifton
10.2	Termination Agreement, dated April 25, 2008, between Medis Technologies Ltd. and Howard Weingrow
10.3	Exchange Agreement, dated April 25, 2008, between Medis Technologies Ltd. and Jacob Weiss
10.4	Exchange Agreement, dated April 25, 2008, between Medis Technologies Ltd. and Israel Fisher

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 1, 2008
MEDIS TECHNOLOGIES LTD.

By:	/s/ Howard Weingrow
Name: Howard Weingrow
Deputy Chairman and Chief Operating Officer